UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

GOUVERNEUR BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56605	37-2102925
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

42 Church Street, Gouverneur, New York 13642

(Address of principal executive offices) (Zip Code)

(315) 287-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 30, 2024, Gouverneur Savings and Loan Association (the “Bank”), the wholly owned subsidiary of Gouverneur Bancorp, Inc., withdrew the application it previously filed with the Office of the Comptroller of the Currency to convert from a New York chartered stock savings and loan association to a national banking association. The Bank will remain a New York chartered stock savings and loan association regulated by the Federal Deposit Insurance Corporation and the New York State Department of Financial Services and GS&L Municipal Bank will remain a wholly owned subsidiary of the Bank.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOUVERNEUR BANCORP, INC.

Date: October 30, 2024	By:	/s/ Robert W. Barlow
Robert W. Barlow
President and Chief Executive Officer